NEWS BULLETIN

M.D.C. HOLDINGS, INC.	RICHMOND AMERICAN HOMES
HOMEAMERICAN MORTGAGE
FOR IMMEDIATE RELEASE
WEDNESDAY, JULY 25, 2007

Contacts:	Paris G. Reece III	Robert N. Martin	Joëlle Lipski-Rockwood
	Chief Financial Officer	Investor Relations	Corporate Communications
	(303) 804-7706	(720) 977-3431	(720) 977-3204
	greece@mdch.com	bob.martin@mdch.com	joelle.lipski-rockwood@mdch.com
M.D.C. HOLDINGS ANNOUNCES SECOND QUARTER 2007 RESULTS
•	Net loss of $106.1 million; diluted loss per share of $2.32

•	Pre-tax loss of $171.0 million; includes asset impairments and project cost write-offs of $167.5 million

•	Cash flow from operations of $50.0 million; $674.6 million over last 12 months

•	Quarter-end cash of $668 million; no borrowings on homebuilding line of credit

•	Ending cash and available borrowing capacity of $1.89 billion

•	Only 423 finished speculative homes in inventory at quarter-end

•	Total revenue of $716.7 million; $1.23 billion in 2006

•	Closed 2,031 homes at an average selling price of $338,700

•	Net orders for 1,970 homes with an estimated value of $653.0 million
     DENVER, Wednesday, July 25, 2007 — M.D.C. Holdings, Inc. (NYSE: MDC) today announced a net loss for the quarter ended June 30, 2007 of $106.1 million, or $2.32 per diluted share, which included pre-tax charges of $161.1 million for asset impairments and $6.4 million for write-offs of deposits and pre-acquisition costs associated with land option contracts the Company does not intend to pursue. Net income for the second quarter of 2006 was $76.5 million, or $1.66 per diluted share, including pre-tax charges of $12.1 million for write-offs of deposits and pre-acquisition costs. Total revenue for the second quarter was $716.7 million, compared with revenue of $1.23 billion for the same period in 2006.
     Net loss for the six months ended June 30, 2007 was $200.5 million, or $4.40 per diluted share, which included pre-tax charges of $302.5 million for asset impairments and $10.5 million for write-offs of deposits and pre-acquisition costs associated with land option contracts the Company does not intend to pursue. Net income for the first six months of 2006 was $171.9 million, or $3.74 per diluted share, including pre-tax charges of $15.8 million for write-
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M.D.C.HOLDINGS, INC.
offs of deposits and pre-acquisition costs. Total revenue for the 2007 first six months was $1.46 billion, compared with revenue of $2.38 billion for the same period in 2006.
     Larry A. Mizel, MDC’s chairman and chief executive officer, stated, “While industry conditions deteriorated further in all of our markets throughout the 2007 second quarter, we made significant strides, both operationally and financially, in positioning our Company to take advantage of opportunities that may be presented when these markets begin to stabilize and recover.”
     Mizel concluded, “Our continuing focus on conforming our operating and administrative infrastructure to changes in demand levels in each of our markets resulted in a year-over-year reduction in our total second quarter general and administrative expense of more than $35 million. Adding to the strength of our investment grade balance sheet, we reduced our lot supply by 15% in the second quarter alone, which enabled us to generate almost $160 million in cash flow from a decrease in our land inventory. At the same time, we minimized our incremental investment in work-in-process inventory by closely monitoring our supply of unsold homes. The combination of these efforts enabled us to generate $50 million in operating cash flow this quarter, raising our cumulative total over the last twelve months to $675 million. As a result, we ended the quarter with $668 million in cash and no borrowings under our $1.25 billion homebuilding line of credit, contributing to a 44% year-over-year increase in our cash and available borrowing capacity.”
Homebuilding Results
     Homebuilding loss before taxes for the quarter and six months ended June 30, 2007 was $171.3 million and $310.3 million, respectively, compared with income before taxes of $132.5 million and $303.4 million for the same periods in 2006. The pre-tax differences were driven in large part by the asset impairment charges discussed above, as well as significant declines in home closings and home gross margins from the second quarter and six month levels achieved during the same periods in 2006. These income decreases were offset partially by the impact of reduced homebuilding commissions, marketing, general and administrative expense (“SG&A”).
     The Company closed 2,031 homes and produced home gross margins of 14.1% in the 2007 second quarter, compared with 3,376 home closings and home gross margins of 23.3% for the comparable period in 2006. For the six months ended June 30, 2007, the Company closed 4,032 homes and produced home gross margins of 15.0%, compared with 6,574 home closings and 25.1% home gross margins for the six months ended June 30, 2006. Average selling prices were $338,700 and $347,100, respectively, for the quarter and six months ended June 30, 2007, down $13,400 and $3,600 from the same periods in 2006. Homebuilding SG&A decreased to $111.6 million and $224.9 million, respectively, for the three and six months ended June 30, 2007, compared with $147.8 million and $281.3 million for the same periods in the prior year.
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M.D.C.HOLDINGS, INC.
     Paris G. Reece III, MDC’s executive vice president and chief financial officer, said, “In the 2007 second quarter, we recognized impairments to land inventory and work-in-process inventory of $123 million and $38 million, respectively, as the high level of competition for new home orders caused us to reduce prices, increase incentives and, as a result, decrease our performance expectations with respect to certain subdivisions. As in the prior three quarters, the largest impairments occurred in California, which accounted for almost 50% of the total charge. Outside of California, the impairments occurred primarily in Arizona, Nevada, Florida and Colorado. In total, more than 4,400 lots in 83 subdivisions were impaired. The quarter-end book value of the impaired subdivisions after the impairments was $448 million, including $190 million of land and $258 million of work-in-process. Over the last twelve months, we have impaired approximately 40% of the 21,000 lots we owned at the end of our 2007 second quarter.”
Financial Services and Other Results
     Income before taxes from the Company’s Financial Services and Other segment for the quarter and six months ended June 30, 2007 was $4.2 million and $11.8 million, respectively, compared with $11.0 million and $22.2 million for the same periods in the previous year. The decrease for both periods primarily resulted from lower gains on sales of mortgage loans, as the dollar volumes of mortgage loan originations and mortgage loans sold declined in line with builder home closings. Additionally, in an effort to reduce its exposure to the risks inherent in holding mortgage loans, the Company shifted to a less profitable loan sales strategy during the quarter.
Home Orders and Backlog
     MDC received orders, net of cancellations, for 1,970 homes with an estimated sales value of $653 million during the 2007 second quarter, compared with net orders for 2,738 homes with an estimated sales value of $914 million during the same period in 2006. For the six months ended June 30, 2007, the Company received net orders for 4,528 homes with a sales value of $1.56 billion, compared with 6,538 homes with a sales value of $2.27 billion for the six months ended June 30, 2006. Net home orders in the 2007 second quarter declined year-over-year in all of the Company’s markets except Illinois, with the largest unit decreases occurring in the Mountain and West homebuilding segments. During the second quarter and first six months of 2007, the Company’s approximate order cancellation rates of 44% and 39%, respectively, were consistent with the 43% and 37% rates experienced during the same periods in 2006. The Company ended the second quarter of 2007 with a backlog of 4,134 homes with an estimated sales value of $1.48 billion, compared with a backlog of 6,496 homes with an estimated sales value of $2.44 billion at June 30, 2006.
     MDC, whose subsidiaries build homes under the name “Richmond American Homes,” is one of the top ten homebuilders in the United States, based on 2006 revenue. The Company also provides mortgage financing, primarily for MDC’s homebuyers, through its wholly owned
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M.D.C.HOLDINGS, INC.
subsidiary HomeAmerican Mortgage Corporation. MDC, a Fortune 500 Company, is a major regional homebuilder with a significant presence in Colorado, Jacksonville, Las Vegas, Maryland, Northern California, Northern Virginia, Phoenix, Salt Lake City, Southern California and Tucson. MDC also has established operating divisions in Chicago, Philadelphia/Delaware Valley and West Florida. For more information about our Company, please visit RichmondAmerican.com.
Forward-Looking Statements
     Certain statements in this release, including statements regarding our business, financial condition, results of operation, cash flows, strategies and prospects, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic and business conditions, including changes in cancellation rates, net home orders, home gross margins, and land and home values; (2) changes in interest rates and mortgage lending programs; (3) the relative stability of debt and equity markets; (4) competition; (5) the availability and cost of land and other raw materials used by the Company in its homebuilding operations; (6) the availability and cost of performance bonds and insurance covering risks associated with our business; (7) shortages and the cost of labor; (8) weather related slowdowns; (9) slow growth initiatives; (10) building moratoria; (11) governmental regulation, including the interpretation of tax, labor and environmental laws; (12) changes in consumer confidence and preferences; (13) required accounting changes; (14) terrorist acts and other acts of war; and (15) other factors over which the Company has little or no control. Additional information about the risks and uncertainties applicable to the Company’s business is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and Form 10-Q for the quarter ended March 31, 2007, which were filed with the Securities and Exchange Commission. All forward-looking statements made in this press release are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. The Company undertakes no duty to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or presentations should be consulted.
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M.D.C. HOLDINGS, INC.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
REVENUE

Home sales revenue	$687,813	$1,188,561	$1,399,613	$2,305,716
Land sales revenue	3,417	13,639	9,451	15,476
Other revenue	25,478	29,781	52,768	56,214

Total Revenue	716,708	1,231,981	1,461,832	2,377,406

COSTS AND EXPENSES
Home cost of sales	590,564	911,707	1,189,763	1,726,557
Land cost of sales	2,181	13,140	7,288	14,914
Asset impairments	161,050	260	302,472	860
Marketing expenses	29,371	31,568	58,450	60,603
Commission expenses	24,380	37,394	47,630	70,237
General and administrative expenses	80,090	115,551	170,747	226,816
Related party expenses	100	127	191	2,704

Total Costs and Expenses	887,736	1,109,747	1,776,541	2,102,691

(Loss) income before income taxes	(171,028)	122,234	(314,709)	274,715
Benefit from (provision for) income taxes	64,956	(45,743)	114,239	(102,803)

NET (LOSS) INCOME	$(106,072)	$76,491	$(200,470)	$171,912

(LOSS) EARNINGS PER SHARE
Basic	$(2.32)	$1.70	$(4.40)	$3.83

Diluted	$(2.32)	$1.66	$(4.40)	$3.74

WEIGHTED-AVERAGE SHARES
Basic	45,722	44,939	45,612	44,880

Diluted	45,722	45,972	45,612	45,967

DIVIDENDS DECLARED PER SHARE	$0.25	$0.25	$0.50	$0.50

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M.D.C. HOLDINGS, INC.
Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	June 30,	December 31,
	2007	2006
ASSETS
Cash and cash equivalents	$668,379	$507,947
Restricted cash	2,176	2,641
Home sales and other receivables	87,823	143,936
Mortgage loans held in inventory, net	125,717	212,903
Inventories
Housing completed or under construction	1,273,042	1,178,671
Land and land under development	1,061,884	1,575,158
Property and equipment, net	38,983	44,606
Deferred income taxes	229,291	124,880
Prepaid expenses and other assets, net	98,406	119,133

Total Assets	$3,585,701	$3,909,875

LIABILITIES
Accounts payable	$161,208	$171,005
Accrued liabilities	361,154	418,953
Income taxes payable	—	28,485
Related party liabilities	701	2,401
Homebuilding line of credit	—	—
Mortgage line of credit	99,411	130,467
Senior notes, net	996,883	996,682

Total Liabilities	1,619,357	1,747,993

COMMITMENTS AND CONTINGENCIES	—	—

STOCKHOLDERS’ EQUITY
Preferred stock, $0.01 par value; 25,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value; 250,000,000 shares authorized; 45,866,000 and 45,841,000 issued and outstanding, respectively, at June 30, 2007 and 45,179,000 and 45,165,000 issued and outstanding, respectively, at December 31, 2006	458	452
Additional paid-in capital	788,316	760,831
Retained earnings	1,179,232	1,402,261
Accumulated other comprehensive loss	(1,003)	(1,003)
Less treasury stock, at cost; 25,000 and 14,000 shares, respectively, at June 30, 2007 and December 31, 2006	(659)	(659)

Total Stockholders’ Equity	1,966,344	2,161,882

Total Liabilities and Stockholders’ Equity	$3,585,701	$3,909,875

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M.D.C. HOLDINGS, INC.
Information on Segments
(Dollars in thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
REVENUE
Homebuilding
West	$433,049	$720,530	$887,703	$1,407,776
Mountain	134,670	187,724	279,861	350,914
East	71,800	160,534	133,155	307,715
Other Homebuilding	58,971	142,859	123,831	268,746

Total Homebuilding	698,490	1,211,647	1,424,550	2,335,151
Financial Services and Other	13,614	26,673	33,184	50,315
Corporate	9,029	183	14,462	615
Inter-company Adjustments	(4,425)	(6,522)	(10,364)	(8,675)

Consolidated	$716,708	$1,231,981	$1,461,832	$2,377,406

(LOSS) INCOME BEFORE INCOME TAXES
Homebuilding
West	$(139,239)	$98,817	$(264,630)	$220,880
Mountain	(6,828)	7,228	4,143	15,863
East	(6,784)	26,462	(11,170)	61,780
Other Homebuilding	(18,487)	15	(38,618)	4,897

Total Homebuilding	(171,338)	132,522	(310,275)	303,420
Financial Services and Other	4,241	10,988	11,758	22,172
Corporate	(3,931)	(21,276)	(16,192)	(50,877)

Consolidated	$(171,028)	$122,234	$(314,709)	$274,715

ASSET IMPAIRMENTS
West	$132,730	$—	$254,634	$—
Mountain	9,123	—	9,777	—
East	5,865	—	8,432	—
Other Homebuilding	13,332	260	29,629	860

Total Homebuilding	$161,050	$260	$302,472	$860

Realized Benefit of Prior-Period
Asset Impairments	$18,793	$—	$28,006	$—

	June 30,	December 31,
	2007	2006
TOTAL ASSETS
West	$1,438,028	$1,869,442
Mountain	545,487	535,554
East	313,380	333,902
Other Homebuilding	208,654	266,326

Total Homebuilding	2,505,549	3,005,224
Financial Services and Other	196,655	284,791
Corporate	924,354	657,917
Inter-company	(40,857)	(38,057)

Consolidated	$3,585,701	$3,909,875

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M.D.C. HOLDINGS, INC.
Selected Financial Data
(Dollars in thousands)
(Unaudited)

	Three Months Ended				Six Months Ended
	June 30,		Change		June 30,		Change
	2007	2006	Amount	%	2007	2006	Amount	%
SELECTED FINANCIAL DATA

General and Administrative Expenses
Homebuilding Operations	$57,859	$78,821	$(20,962)	-27%	$118,858	$150,503	$(31,645)	-21%
Financial Services and Other Operations	$9,367	$15,397	$(6,030)	-39%	$21,425	$27,525	$(6,100)	-22%
Corporate (1)	$12,964	$21,459	$(8,495)	-40%	$30,655	$51,492	$(20,837)	-40%
SG&A as a % of Home Sales Revenue
Homebuilding Operations	16.2%	12.4%	3.8%		16.1%	12.2%	3.9%
Corporate (1)	1.9%	1.8%	0.1%		2.2%	2.2%	0.0%
Depreciation and Amortization	$10,397	$14,881	$(4,484)	-30%	$22,217	$28,509	$(6,292)	-22%
Home Gross Margins (2)	14.1%	23.3%	-9.2%		15.0%	25.1%	-10.1%
Cash Provided by (Used in)
Operating Activities	$49,999	$(3,828)	$53,827		$199,322	$(112,271)	$311,593
Cash Used in Investing Activities	$(1,345)	$(2,693)	$1,348		$(2,055)	$(4,331)	$2,276
Cash Used in Financing Activities	$(10,956)	$(67,734)	$56,778		$(36,835)	$(6,445)	$(30,390)
Ending Unrestricted Cash and Available Borrowing Capacity	$1,888,793	$1,311,515	$577,278	44%
Corporate and Homebuilding Interest
Interest Capitalized During the Period	$14,435	$15,006	$(571)	-4%	$28,876	$29,843	$(967)	-3%
Interest Included in Home Cost of Sales for the Period	$12,258	$13,659	$(1,401)	-10%	$25,543	$23,273	$2,270	10%
Interest in Home Cost of Sales as a % of Home Sales Revenue	1.8%	1.2%	0.6%		1.8%	1.0%	0.8%
Interest Capitalized in Inventories at End of Period	$53,988	$48,569	$5,419	11%

(1)	Includes related party expenses.

(2)	Home sales revenue less home cost of sales (excluding commissions, amortization of deferred marketing, project cost write offs and asset impairments) as a percent of home sales revenue.
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M.D.C. HOLDINGS, INC.
Selected Financial Data
(Dollars in thousands)
(Unaudited)

	Three Months Ended				Six Months Ended
	June 30,		Change		June 30,		Change
	2007	2006	Amount	%	2007	2006	Amount	%
HOMEAMERICAN OPERATING ACTIVITIES
Principal Amount of Mortgage Loans Originated	$293,544	$604,419	$(310,875)	-51%	$644,577	$1,130,650	$(486,073)	-43%
Principal Amount of Mortgage Loans Brokered	$127,892	$171,847	$(43,955)	-26%	$246,233	$329,090	$(82,857)	-25%
Capture Rate	52%	59%	-7%		55%	57%	-2%
Including Brokered Loans	72%	75%	-3%		74%	73%	1%
Mortgage Products (% of Loans Originated)
Fixed Rate	83%	49%	34%		76%	49%	27%
Adjustable Rate — Interest Only	14%	43%	-29%		20%	44%	-24%
Adjustable Rate — Other	3%	8%	-5%		4%	7%	-3%
Prime Loans (3)	86%	61%	25%		73%	64%	9%
Alt-A Loans (4)	5%	33%	-28%		20%	30%	-10%
Government Loans (5)	9%	4%	5%		7%	4%	3%
Sub-Prime Loans (6)	0%	2%	-2%		0%	2%	-2%

(3)	Prime loans are defined as loans with Fair, Isaac and Company (“FICO”) scores greater than 620 and that comply in all ways with the documentation standards of the government sponsored enterprise guidelines.

(4)	Alt-A loans are defined as loans that would otherwise qualify as prime loans except that they do not comply in all ways with the government sponsored enterprise guidelines.

(5)	Government loans are loans either insured by the Federal Housing Administration or guaranteed by the Department of Veteran Affairs.

(6)	Sub-prime loans are loans that have FICO scores of less than or equal to 620.
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M.D.C. HOLDINGS, INC.
Homebuilding Operational Data
(Dollars in thousands)
(Unaudited)

	June 30,	December 31,	June 30,
	2007	2006	2006
HOMES COMPLETED OR UNDER CONSTRUCTION
Unsold Homes Under Construction — Final	423	476	279
Unsold Homes Under Construction — Frame	690	573	781
Unsold Homes Under Construction — Foundation	382	400	395

Total Unsold Homes Under Construction	1,495	1,449	1,455
Sold Homes Under Construction	3,095	2,430	4,699
Model Homes	764	757	720

Homes Completed or Under Construction	5,354	4,636	6,874

LOTS OWNED (excluding homes completed or under construction)
Arizona	4,771	6,368	7,477
California	2,182	2,802	3,391
Nevada	2,038	2,747	3,619

West	8,991	11,917	14,487

Colorado	3,052	3,479	3,390
Utah	933	1,185	1,159

Mountain	3,985	4,664	4,549

Maryland	389	528	558
Virginia	542	643	822

East	931	1,171	1,380

Delaware Valley	212	265	372
Florida	907	1,093	1,307
Illinois	233	287	312
Texas	—	13	77

Other Homebuilding	1,352	1,658	2,068

Total	15,259	19,410	22,484

LOTS UNDER OPTION
Arizona	548	744	2,506
California	157	387	1,510
Nevada	4	250	568

West	709	1,381	4,584

Colorado	312	801	1,785
Utah	93	91	553

Mountain	405	892	2,338

Maryland	925	960	1,156
Virginia	1,894	2,381	2,642

East	2,819	3,341	3,798

Delaware Valley	741	683	966
Florida	1,073	1,800	2,367
Illinois	—	—	139
Texas	—	—	—

Other Homebuilding	1,814	2,483	3,472

Total	5,747	8,097	14,192

Non-refundable Option Deposits
Cash	$11,009	$20,228	$37,993
Letters of Credit	11,850	14,224	17,640

Total Non-refundable Option Deposits	$22,859	$34,452	$55,633

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M.D.C. HOLDINGS, INC.
Homebuilding Operational Data
(Dollars in thousands)
(Unaudited)

	Three Months Ended				Six Months Ended
	June 30,		Change		June 30,		Change
	2007	2006	Amount	%	2007	2006	Amount	%
HOMES CLOSED (UNITS)
Arizona	645	843	(198)	-23%	1,297	1,621	(324)	-20%
California	266	405	(139)	-34%	594	869	(275)	-32%
Nevada	405	738	(333)	-45%	718	1,413	(695)	-49%

West	1,316	1,986	(670)	-34%	2,609	3,903	(1,294)	-33%

Colorado	200	421	(221)	-52%	364	820	(456)	-56%
Utah	178	201	(23)	-11%	406	374	32	9%

Mountain	378	622	(244)	-39%	770	1,194	(424)	-36%

Maryland	61	112	(51)	-46%	110	186	(76)	-41%
Virginia	76	171	(95)	-56%	144	348	(204)	-59%

East	137	283	(146)	-52%	254	534	(280)	-52%

Delaware Valley	35	41	(6)	-15%	81	72	9	13%
Florida	138	255	(117)	-46%	266	507	(241)	-48%
Illinois	13	37	(24)	-65%	27	73	(46)	-63%
Texas	14	152	(138)	-91%	25	291	(266)	-91%

Other Homebuilding	200	485	(285)	-59%	399	943	(544)	-58%

Total	2,031	3,376	(1,345)	-40%	4,032	6,574	(2,542)	-39%

AVERAGE SELLING PRICES PER HOME CLOSED
Arizona	$253.1	$313.6	$(60.5)	-19%	$257.8	$300.0	$(42.2)	-14%
California	534.6	574.5	(39.9)	-7%	537.6	552.5	(14.9)	-3%
Colorado	326.5	308.3	18.2	6%	338.2	302.6	35.6	12%
Delaware Valley	439.9	387.5	52.4	14%	468.1	398.0	70.1	18%
Florida	260.1	293.5	(33.4)	-11%	270.1	295.6	(25.5)	-9%
Illinois	412.0	374.5	37.5	10%	359.8	369.0	(9.2)	-2%
Maryland	513.4	573.9	(60.5)	-11%	521.2	572.5	(51.3)	-9%
Nevada	304.2	320.9	(16.7)	-5%	304.7	321.9	(17.2)	-5%
Texas	126.3	166.8	(40.5)	-24%	130.4	167.9	(37.5)	-22%
Utah	369.2	291.5	77.7	27%	358.4	277.3	81.1	29%
Virginia	497.8	573.3	(75.5)	-13%	495.1	584.9	(89.8)	-15%
Company Average	$338.7	$352.1	$(13.4)	-4%	$347.1	$350.7	$(3.6)	-1%
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M.D.C. HOLDINGS, INC.
Homebuilding Operational Data
(Dollars in thousands)
(Unaudited)

	Three Months Ended				Six Months Ended
	June 30,		Change		June 30,		Change
	2007	2006	Amount	%	2007	2006	Amount	%
ORDERS FOR HOMES, NET (UNITS)
Arizona	611	679	(68)	-10%	1,365	1,598	(233)	-15%
California	282	392	(110)	-28%	697	936	(239)	-26%
Nevada	365	519	(154)	-30%	745	1,298	(553)	-43%

West	1,258	1,590	(332)	-21%	2,807	3,832	(1,025)	-27%

Colorado	224	291	(67)	-23%	524	742	(218)	-29%
Utah	139	326	(187)	-57%	349	665	(316)	-48%

Mountain	363	617	(254)	-41%	873	1,407	(534)	-38%

Maryland	92	98	(6)	-6%	191	250	(59)	-24%
Virginia	82	113	(31)	-27%	194	307	(113)	-37%

East	174	211	(37)	-18%	385	557	(172)	-31%

Delaware Valley	19	35	(16)	-46%	81	74	7	9%
Florida	117	177	(60)	-34%	296	449	(153)	-34%
Illinois	31	18	13	72%	72	62	10	16%
Texas	8	90	(82)	-91%	14	157	(143)	-91%

Other Homebuilding	175	320	(145)	-45%	463	742	(279)	-38%

Total	1,970	2,738	(768)	-28%	4,528	6,538	(2,010)	-31%

Estimated Value of Orders for Homes, net	$653,000	$914,000	$(261,000)	-29%	$1,555,000	$2,274,000	$(719,000)	-32%

Estimated Average Selling Price of Orders for Homes, net	$331.5	$333.8	$(2.3)	-1%	$343.4	$347.8	$(4.4)	-1%

Approximate Order Cancellation Rate (7)	44%	43%	1%		39%	37%	2%

(7)	Gross number of cancellations divided by gross number of orders received.
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M.D.C. HOLDINGS, INC.
Homebuilding Operational Data
(Dollars in thousands)
(Unaudited)

	June 30,	December 31,	June 30,
	2007	2006	2006
BACKLOG (UNITS)
Arizona	1,572	1,504	2,076
California	530	427	832
Nevada	342	315	908

West	2,444	2,246	3,816

Colorado	413	253	499
Utah	408	465	629

Mountain	821	718	1,128

Maryland	268	187	315
Virginia	186	136	340

East	454	323	655

Delaware Valley	119	119	183
Florida	227	197	541
Illinois	68	23	69
Texas	1	12	104

Other Homebuilding	415	351	897

Total	4,134	3,638	6,496

Backlog Estimated Sales Value	$1,480,000	$1,300,000	$2,440,000

Estimated Average Selling Price of Homes in Backlog	$358.0	$357.3	$375.6

ACTIVE SUBDIVISIONS
Arizona	69	67	61
California	44	45	45
Nevada	43	41	35

West	156	153	141

Colorado	50	47	45
Utah	25	22	20

Mountain	75	69	65

Maryland	16	19	18
Virginia	23	19	23

East	39	38	41

Delaware Valley	5	8	7
Florida	27	30	28
Illinois	6	6	7
Texas	—	2	4

Other Homebuilding	38	46	46

Total	308	306	293

Average for Quarter Ended	311	299	300

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M.D.C. HOLDINGS, INC.
Reconciliation of Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)

	June 30,	December 31,	June 30,
	2007	2006	2006
CORPORATE AND HOMEBUILDING DEBT-TO-CAPITAL, NET OF CASH
Total Debt	$1,096,294	$1,127,149	$1,164,649
Less Mortgage Line of Credit	(99,411)	(130,467)	(168,163)

Total Corporate and Homebuilding Debt	996,883	996,682	996,486
Less Cash (Including Restricted Cash)	(670,555)	(510,588)	(98,339)

Total Corporate and Homebuilding Debt, Net of Cash	326,328	486,094	898,147
Stockholders’ Equity	1,966,344	2,161,882	2,126,233

Total Corporate and Homebuilding Capital, Net of Cash	$2,292,672	$2,647,976	$3,024,380

Ratio of Corporate and Homebuilding Debt to Capital, Net of Cash	0.14	0.18	0.30
NOTE: From time to time, MDC discloses selected non-GAAP financial measures. While non-GAAP financial measures are not a substitute for the comparable GAAP measures, we believe that certain non-GAAP information is useful to investors and management in comparing current results to historical periods and to competitor results, and that it provides additional information on the performance of MDC’s businesses. The above is a presentation of and reconciliation of a selected non-GAAP measure with the most directly comparable GAAP financial measure.
“Ratio of corporate and homebuilding debt to capital, net of cash” is a non-GAAP financial measure. MDC’s management and investors use this ratio to help assess the risk associated with debt in the Company’s capital structure. It excludes debt incurred under MDC’s mortgage line of credit from both the numerator and denominator, as this debt is directly collateralized by mortgage loans held in inventory, which are typical liquidated within 45 days of origination, thereby reducing the risk associated with this type of debt. The ratio’s numerator and denominator are also reduced by MDC’s cash position, as this balance could be used to reduce MDC’s exposure to debt outstanding.

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